UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2009

MAGELLAN MIDSTREAM PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-16335	73-1599053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center

Tulsa, Oklahoma 74172

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (918) 574-7000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Magellan Midstream Partners, L.P. (the “Partnership”) is filing this Current Report on Form 8-K to update the following items of the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “Form 10-K”) as set forth under the corresponding items contained in Exhibit 99.1, which is incorporated herein by reference:

•	Item 6. Selected Financial Data

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Results of Operations and Liquidity and Capital Resources sections only); and

•	Item 8. Financial Statements and Supplementary Data.

This Current Report on Form 8-K sets forth, among other things, audited consolidated balance sheets of Magellan Midstream Partners, L.P., formerly “Magellan Midstream Holdings, L.P.” as December 31, 2008 and 2007, and the related consolidated statements of income, owners’ equity and cash flows for each of the three years in the period ended December 31, 2008, including revised notes thereto, revised to reflect the impact of the completion of the matters contemplated by the Agreement Relating to Simplification of Capital Structure dated as of March 3, 2009 by and among Magellan Midstream Partners, L.P. and its general partner and Magellan Midstream Holdings, L.P. and its general partner (the “Simplification”), which were completed on September 30, 2009.

Other than for the purpose of revising the Partnership’s financial statements contained in Item 8 of the Form 10-K, the applicable portion of Management’s Discussion and Analysis of Financial Condition and Results of Operations in Item 7 of the Form 10-K and selected financial data in Item 6 of the 10-K, as described above, in order to give effect to the completion of the Simplification, and the updating of the subsequent events footnote in Item 8 of the Form 10-K, which has been updated through November 3, 2009, this Current Report on Form 8-K does not reflect events or developments that occurred after February 26, 2009, the date the Partnership filed the Form 10-K with the Securities and Exchange Commission (the “SEC”). Additional information regarding the Partnership is contained in the Partnership’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009 (the “Form 10-Qs”) and other filings with the SEC, including the Partnership’s Current Reports on Form 8-K. The Form 10-Qs for the quarters ended March 31, 2009 and June 30, 2009 have not been revised to reflect the impact of the completion of the Simplification. The information in this Current Report on Form 8-K should be read in conjunction with the Form 10-K, the Form 10-Qs and other documents the Partnership has filed with the SEC subsequent to February 26, 2009.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1	Item 6. Selected Financial Data, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Results of Operation and Liquidity and Capital Resources sections only) and Item 8. Financial Statements and Supplementary Data (updating Part II, Items 7 and 8 of the Form 10-K filed on February 26, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Magellan Midstream Partners, L.P.

	By:	Magellan GP, LLC, its General Partner

Date: November 3, 2009	By:	/s/ SUZANNE H. COSTIN
	Name:	Suzanne H. Costin
	Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.

Exhibit 99.1	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation (Results of Operation and Liquidity and Capital Resources sections only) and Item 8. Financial Statements and Supplementary Data (updating Part II, Items 7 and 8 of the Form 10-K filed on February 26, 2009).